Exhibit 99.1

OneWater Marine Inc. Announces Public Offering of Common Stock
Provides preliminary financial results for the fourth quarter-to-date ended August 31, 2020

Buford, Georgia – September 14, 2020 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or the “Company”) announced today that it has launched an underwritten public offering of 3,170,868 shares of its Class A common stock pursuant to a registration statement on Form S-1 previously filed with the Securities and Exchange Commission (the “SEC”). The Company is offering 425,000 shares of its Class A common stock, and the selling stockholders named in the registration statement are offering 2,745,868 shares of OneWater’s Class A common stock. In addition, an affiliate of Goldman Sachs & Co. LLC intends to grant the underwriters a 30-day option to purchase up to an additional 475,630 shares of OneWater’s Class A common stock.

OneWater intends to use the net proceeds of this offering for working capital and general corporate purposes, including the expansion of its business and general and administrative matters. OneWater will not receive any of the proceeds from the sale of shares by the selling stockholders.

Truist Securities, Baird and Raymond James are acting as joint book-running managers for the proposed offering. KeyBanc Capital Markets and Stifel are acting as co-managers for the proposed offering.

Preliminary Financial Results for the Quarter-to-Date ended August 31, 2020

OneWater also announced today preliminary financial results for the fourth quarter-to-date ended August 31, 2020, which is included in the preliminary prospectus in the registration statement filed by the Company in connection with the proposed offering.

Based upon preliminary financial information for the quarter-to-date ended August 31, 2020, OneWater estimates that revenue increased in excess of 20% and consolidated same-store sales increased in excess of 17% compared to the same period in the prior year. In addition, the Company has also achieved a solid improvement in gross margins in the fiscal fourth quarter-to-date period ended August 31, 2020, over the prior year comparable period.

Consistent with the trends described in ‘‘Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations’’ in the preliminary prospectus, OneWater believes these preliminary financial results to be primarily driven by an increase in new and pre-owned boat sales. While OneWater continues to monitor the impact of the COVID-19 pandemic on its operations, its financial results for the quarter-to-date ended August 31, 2020, suggest that spending in all regions and across product lines has proven resilient as families have increasingly focused on outdoor socially distanced recreation, driving a material increase in sales. Please see ‘‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’’ in the preliminary prospectus for additional information regarding the factors and trends affecting OneWater’s business.

OneWater’s results of operations for the quarter ended September 30, 2020 are not yet available. Its expected results above reflect its current estimates for such period based on information available as of the date of the preliminary prospectus. OneWater believes that the estimated comparable revenue, same-store sales and gross margins is important to an investor’s understanding of its performance, notwithstanding that it is not yet able to provide estimated operating income or net income data. OneWater’s independent registered public accounting firm, Grant Thornton LLP, has not audited or reviewed, and does not express an opinion with respect to, this data. OneWater’s actual results may differ from these estimates due to the completion of its financial closing procedures and final adjustments and other developments that may arise between now and the time its final financial statements are completed after the proposed offering is consummated.

The Company has filed a registration statement on Form S-1 (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. Investors should rely upon the prospectus and any relevant free writing prospectus for complete details. You may obtain these documents and other documents the Company has filed for free by visiting EDGAR on the SEC website at www.sec.gov. A copy of the preliminary prospectus is available at https://www.sec.gov/Archives/edgar/data/1772921/000114036120020301/nt10014271x5_s1.htm.

Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request from:

Truist Securities, Inc.
Attention: Prospectus Department
3333 Peachtree Road NE, 9th floor
Atlanta, Georgia 30326
TruistSecurities.prospectus@Truist.com

Robert W. Baird & Co. Incorporated
Attention: Syndicate Department
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Phone: +1-800-792-2473
syndicate@rwbaird.com

Raymond James & Associates, Inc.
Attention: Equity Syndicate
880 Carillon Parkway
St. Petersburg, Florida 33716
Phone: +1-800-248-8863
prospectus@raymondjames.com

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About OneWater Marine Inc.

OneWater Marine Inc. is one of the largest and fastest-growing premium recreational boat retailers in the United States. OneWater operates 63 stores throughout 11 different states, eight of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, parts and accessories, finance and insurance products, maintenance and repair services and ancillary services such as boat storage.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding the size, timing or results of the public offering, OneWater’s estimates of preliminary financial results for the quarter-to-date ended August 31, 2020, and OneWater’s plans, assumptions, beliefs or estimates represent OneWater’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of OneWater’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, OneWater does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for OneWater to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the prospectus filed with the SEC in connection with OneWater’s public offering. The risk factors and other factors noted in OneWater’s prospectus could cause its actual results to differ materially from those contained in any forward-looking statement.

Investor or Media Contact:

Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com